EXHIBIT 10.11
                                    FORM OF

                          REGISTRATION RIGHTS AGREEMENT

                                     between

                        AMERICAN MEDICAL PROVIDERS, INC.

                                       and

                       _________________________________


                          _______________________, 1997

                                    FORM OF
                          REGISTRATION RIGHTS AGREEMENT

            This Registration Rights Agreement (the "Agreement") is entered into as of , 1997, between AMERICAN MEDICAL PROVIDERS, INC., a Delaware corporation (the "Company"), and ______________________ ("Doctor").

            This Agreement is made pursuant to that certain Business Purchase Agreement of even date herewith (the "Purchase Agreement") by and between the Company and Doctor pursuant to which the Company agreed to purchase the podiatric practice of the Doctor for cash and shares of the Company's Common Stock, par value $.01 per share (the "Common Shares"). In order to induce Doctor to enter into the Purchase Agreement, the Company has agreed, INTER ALIA, to provide the registration rights set forth in this Agreement[, and the execution and delivery of this Agreement is a condition precedent to consummation of the transactions contemplated by the Purchase Agreement.]


            The parties hereby agree as follows:

            1.    DEFINITIONS.

            Capitalized terms used herein without definition shall have the meaning set forth in the Note.

            "COMMISSION" means the United States Securities and Exchange Commission.

            "HOLDER" means Doctor, so long as Doctor holds any Registrable Securities, and any other holder of Registrable Securities to whom the registration rights set forth in Section 2 hereof have been transferred pursuant to Section 9 (c) hereof.

            "PERSON" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization.

            "REGISTRABLE SECURITIES" means (i) the Common Shares issued to Doctor pursuant to the Purchase Agreement and (ii) any other securities that may be issued or distributed in respect of such Common Shares by way of dividend, split, exchange or other distribution, recapitalization or reclassification. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (a) a registration statement covering such Registrable Securities has been declared effective and they have been disposed of pursuant to such effective registration statement, (b) they are distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) they have been otherwise transferred and the Company has delivered new certificates or other evidences of ownership for them not subject to any stop transfer order or other restriction on transfer and not bearing a legend restricting transfer.

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            "SECURITIES  ACT" means the United States  Securities Act of 1933, as amended.

            2.    REGISTRATION.

            (a) REGISTRATION OF SIMILAR SECURITIES. If, at any time prior to the second anniversary of this Agreement, the Company proposes to file a registration statement under the Securities Act with respect to an offering of Similar Securities (as defined herein), then the Company shall give notice by telephone (and confirmed by written notice) (together, the "Registration Notice") of such proposed filing to the Holder of Registrable Securities as early as practicable, but in no event later than ten days before the anticipated filing date, provided, however, that the Company shall have no obligation to give the Registration Notice to the Holder with respect to the filing of any registration statement in connection with the Company's initial public offering and the Company shall have no obligation to include Registrable Securities in such registration. Any Registration Notice shall state the estimated proposed offering price, the estimated number of securities proposed to be registered and whether the registration will be in connection with an underwritten offering (and, if not, shall identify the alternative plan of distribution) and offer the Holder the opportunity to include in such registration statement such amount of Registrable Securities as the Holder may request by written notice delivered to the Company prior to the anticipated filing date (any such request being referred to as a "Registration Request"). If such registration is in connection with an underwritten offering or in connection with a transaction pursuant to which securities are being sold to a purchaser or purchasers with a view to the redistribution thereof, such Registrable Securities may only be sold as part of such underwriting or transaction. If the anticipated filing date is deferred by more than fifteen business days, the Company shall promptly give written notice of such new filing date to the Holder of Registrable Securities, which notice shall offer such Holder the opportunity to request to include such greater or lesser amount of Registrable Securities as previously requested, provided such Holder makes such new request not later than forty-eight hours prior to the new filing date. For purposes of this Section 2(a), "Similar Securities" shall mean the Company's Common Shares.

            (b) UNDERWRITTEN OFFERINGS. The Company shall use its best efforts to cause the managing underwriters of a proposed underwritten offering pursuant to Section 2(a) to permit the Holder of Registrable Securities requested to be included in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as any Similar Securities of the Company included therein. Upon request by the Company or the managing underwriters made to the Holders of Registrable Securities, such Holder shall enter into underwriting agreements with such underwriters providing for the inclusion of such Registrable Securities in such offering on such terms and conditions or, if the Holder shall refuse to enter into any such agreements, the Company shall have the right to exclude from such registration all (but not less than all) Registrable Securities of the Holder. Notwithstanding the foregoing, if the managing underwriters of such offering advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities originally intended to be sold on

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behalf of the Company in the registration prior to the giving of the
Registration Notice, (ii) second, (i) the Registrable Securities and (ii) any Common Shares held by any person (an "Owner") to whom such Common Shares were issued in an acquisition of such Owner's podiatry practice pursuant to a business purchase agreement between the Company and such Owner ("Owners' Common Shares") to the extent such Registrable Securities or Owners' Common Shares have been requested to be included in such registration, pro rata among the Holders and Owners on the basis of the number of shares owned by each such Holder and Owner and (iii) third, other securities requested to be included in such registration.

            (c) EFFECTIVENESS, ETC. The Company agrees to use its best efforts to effect the registration and the sale of the Registrable Securities requested to be registered pursuant to this Section 2 in accordance with the intended method of disposition thereof as quickly as practical; except that the Company may terminate such registration in its sole discretion and for any reason.

            (d) AVAILABILITY OF RULE 144. Notwithstanding this Section 2, the Company shall not be obligated to effect registration of any Registrable Securities if such Registrable Securities to be included in such registration can be sold pursuant to Rule 144 under the Securities Act.

            3.    HOLDBACK AGREEMENT.

            To the extent not inconsistent with applicable law, Holder of Registrable Securities agrees not to offer publicly or effect any public sale or distribution of the issue being registered or of any similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, during the seven days prior to, and during the ninety-day period beginning on, the effective date of all registration statements relating to the Company's securities. if and to the extent requested by the Company in the case of a non-underwritten public offering in which Registrable Securities of the Holder are included or if and to the extent requested by the managing underwriter(s) in the case of an underwritten public offering during the first year of this Agreement. Anything herein to the contrary notwithstanding, under no circumstances shall the Holder of Registrable Securities be precluded by the provisions of this Section 3 from offering publicly or effecting any public sale or distribution of Registrable Securities for more than ninety days out of any consecutive period of 270 days.

            4.    REGISTRATION PROCEDURES.

            Subject to the provisions of Section 2 hereof, in connection with the registration of Registrable Securities hereunder, the Company will as expeditiously as possible:

            (a) furnish to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement

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(including each preliminary prospectus) and such other documents in such quantities as such seller may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such seller;

            (b) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; except that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (b), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

            (c) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operation of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

            (d) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will promptly (or, if such event is the conduct of negotiations disclosure of which, in the Company's reasonable judgment, would be detrimental to the Company and the Company shall have given a notice to each seller of Registrable Securities to such effect (the "Negotiation Notice"), promptly after any required disclosure would not be detrimental to the Company but in no event more than ninety days after the giving of the Negotiation Notice) prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

            (e) use its best efforts to cause all such Registrable Securities to be listed (i) on each securities exchange on which Similar Securities issued by the Company are then listed, or (ii) if no such Similar Securities are then listed, on the Nasdaq National Market;

            (f) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

            (g) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the

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Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement and either (A) such registration has not been terminated or delayed pursuant to the provisions of Section 2 hereof, as the case may be, or (B) sales have been consummated pursuant to such registration statement by any seller of Registrable Securities or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each seller of Registrable Securities shall use reasonable efforts, prior to any such disclosure by such seller's Inspector, to inform the Company that such disclosure is necessary to avoid or correct a misstatement or omission in the registration statement. Each seller of Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the expense of the Company, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

            (h) in the event such sale is pursuant to an underwritten public offering, use its best efforts to obtain a letter of the kind contemplated by the Statement of Auditing Standards No. 72, "Letters For Underwriters and Certain Other Requesting Parties," promulgated by the American Institute of Certified Public Accountants (an "AICPA Letter") from the independent public accountants for the Company in customary form and covering such matters of the type customarily covered by such letters as the Holder reasonably requests; and

            (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and to make available to the Holder of Registrable Securities, as soon as reasonably practicable, an earning statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

            The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller or the distribution of such securities as the Company may from time to time reasonably request in writing, in each case only as required by the Securities Act.

            The Holder of Registrable Securities agrees that, upon receipt of any notice (including any Negotiation Notice) from the Company of the happening of any event of the kind described in Section 4(d) hereof, the Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 4(d) hereof (the "Blackout Period"), and, if so directed by the Company, the Holder will deliver to the Company (at the expense of the Company) all copies, other than permanent file

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copies then in the Holder's possession, of the prospectus covering such
Registrable Securities current at the time of receipt of such notice. The Company will suspend any underwritten public offering that includes the Registrable Securities during the Blackout Period.

            5.    REGISTRATION EXPENSES.

            All expenses incident to the performance of or compliance with
Section 2 this Agreement by the Company, including, without limitation, all registration and filing fees (including, without limitation, fees of the Commission and the National Association of Securities Dealers, Inc.), fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which Similar Securities issued by the Company are then listed, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or AICPA Letter required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of other persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company, except that the Holder will pay those expenses incurred solely as a result of Holder's participation in the offering, including, but not limited to, Holder's pro rata portion of the Commission, National Association of Securities Dealers, Inc., listing, and blue sky filing fees.

            6.    INDEMNIFICATION; CONTRIBUTION.

            (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the full extent permitted by law, the Holder of Registrable Securities included in any registration statement pursuant to Section 2 hereof, its officers and directors and each person who controls, is controlled by or under common control with (within the meaning of the Securities Act) the Holder, officer and director, against all losses, claims, damages, liabilities and expenses (including attorneys' fees and other expenses incurred in connection with investigating or defending any such claims) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, or any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) insofar as the same are caused by (i) any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of a Holder or underwriter expressly for use therein or (ii) the fact that the Holder or underwriter sold Registerable Securities to a Person to whom there was not sent or given a copy of the prospectus as amended or supplemented to the date of such sale at or prior to the confirmation of such sale. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each person who controls such

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underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holder of Registrable Securities.

            (b) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any registration statement in which the Holder of Registrable Securities is participating, the Holder will furnish to the Company in writing such information with respect to the Holder as the Company reasonably requests for use in connection with any such registration statement, or any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto, and agrees to indemnify, to the extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any such registration statement, or any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to the Holder provided by the Holder for use in the preparation of such registration statement. The Company will furnish Holder with a copy of the information attributable to the Holder in the registration statement at the time of the initial filing. Notwithstanding anything to the contrary in this Agreement, in no event shall any indemnification provided hereunder by the Holder of Registrable Securities in connection with any registration thereof exceed the amount of proceeds received by the Holder in connection with such registration.

            (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The indemnifying party will not be subject to any liability for any settlement made without its consent.

            (d) CONTRIBUTION. If the indemnification provided for in this
Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such

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proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by PRO RATA allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 6(a) and (b) hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6(d).

            Notwithstanding anything to the contrary in this Agreement, in no event shall the amount contributed hereunder by the Holder of Registrable Securities in connection with any registration thereof exceed the amount of proceeds received by such Holder in connection with such registration.

            7.    PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

            No person may participate in any underwritten registration thereunder unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            8. TERMINATION OF THE COMPANY'S OBLIGATIONS.

            The Company's obligations pursuant to Section 2 hereof shall terminate on the date on which all Registrable Securities (other than Registrable Securities acquired by the Company or any affiliate of the Company) can be freely sold by the Holder thereof without registration under

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the Securities Act to a transferee, who (unless an affiliate of the Company)
would be able to sell freely such Common Shares without further registration under the Securities Act.

            9.    GENERAL.

            (a) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holder.

            (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made by hand delivery, telex, telecopy, overnight courier or registered first-class mail:

                  (i) if to the Holder of Registrable Securities at the most current address given by the Holder to the Company in writing;

                  (ii) if  to the  Company  at its  address  set  forth in the
            Purchase Agreement.

            All such notices and communications shall be deemed to have been duly given: when delivered, if by hand, overnight courier or mail; when the appropriate answerback is received, if by telex; when transmitted, if by telecopy.

            (c) SUCCESSORS AND ASSIGNS; NONTRANSFERABILITY OF REGISTRATION RIGHTS. This Agreement shall inure to the benefit and be binding upon the successors of each of the parties. The registration rights set forth in this Agreement may not be transferred by Doctor to any other Person.
            (d) DELAY OF REGISTRATION. No Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of the Agreement.

            (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (f) HEADINGS. The headings to this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Texas applicable to contracts and to be performed wholly within Texas.

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            (h) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of Doctor shall be enforceable to the fullest extent permitted by law.

            (i) ENTIRE AGREEMENT. This Agreement, together with the Purchase Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

            (j) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof or of the Purchase Agreement or the Registrable Securities is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    AMERICAN MEDICAL PROVIDERS, INC.

                                    By:
                                    Name:
                                    Title:


                                    __________________________


                                    ____________________________________

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